UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

XPRESSPA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

254 West 31st Street, 11th Floor

New York, New York 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 27, 2020, XpresSpa Group, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering, (i) 7,895,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at an offering price of $0.20 per share and (ii) an aggregate of 2,105,000 pre-funded warrants exercisable for shares of Common Stock (the “Pre-Funded Warrants”) at an offering price of $0.19 per Pre-Funded Warrant (the offering of the shares of Common Stock and the Pre-Funded Warrants, the “Offering”). The closing of the Offering is expected to occur on or about March 30, 2020, subject to customary closing conditions. The Company expects to receive gross proceeds of approximately $2.0 million in connection with the Offering, before deducting financial advisory consultant fees and related offering expenses.

The Pre-Funded Warrants are being sold to the Purchasers to the extent that a Purchaser’s subscription of shares of Common Stock in the Offering would otherwise result in the Purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, in certain cases, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Offering, in lieu of shares of Common Stock. Each Pre-Funded Warrant represents the right to purchase one share of Common Stock at an exercise price of $0.01 per share. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties.

Pursuant to a letter agreement, dated March 19, 2020 (the “Letter Agreement”), the Company engaged Palladium Capital Advisors, LLC (“Palladium”) as advisory financial consultant. The Company agreed to pay to Palladium a cash fee of 8% of the aggregate gross proceeds raised in the Offering.

The foregoing summaries of the Letter Agreement, the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

On March 27, 2020, the Company issued a press release in connection with the Offering, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The securities in Offering are being offered by the Company pursuant to a registration statement on Form S-3 (File No. 333- 232764), which was filed with the Securities and Exchange Commission (the “Commission”) on July 22, 2019 and was declared effective by the Commission on July 30, 2019 (the “Registration Statement”). A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. relating to the legality of the issuance and sale of the securities in the Offering is attached to this report as Exhibit 5.1. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01. Other Events.

As of March 27, 2020, the Company had outstanding 44,950,030 shares of Common Stock. After giving effect to the issuance of the shares of Common Stock in the Offering, and assuming no exercise of the Pre-Funded Warrants, the Company would have outstanding 52,846,030 shares of Common Stock. This does not give effect to the issuance of any shares of Common Stock pursuant to convertible securities which have been exercised or converted but not yet issued as of the date of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) and the press release attached hereto include forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward looking statements in this Form 8-K and the press release attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on April 1, 2019, as amended on April 30, 2019, and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019, filed with the SEC on November 14, 2019. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Letter Agreement, dated March 19, 2020, by and between the Company and Palladium Capital Advisors, LLC (incorporated by reference to Exhibit 1.1 to a Current Report on Form 8-K filed on March 19, 2020).

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.

10.1	Securities Purchase Agreement, dated March 27, 2020, by and between the Company and the purchasers party thereto.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. (included in Exhibit 5.1).

99.1	Press Release regarding the Offering, dated March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPRESSPA GROUP, INC.

Dated: March 30, 2020	By:	/s/ Douglas Satzman
Name: Douglas Satzman
Title: Chief Executive Officer